                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 20, 2004
(Date of earliest event reported)

                       Banc of America Funding Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                      333-109285                56-1930085
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

        214 North Tryon Street
       Charlotte, North Carolina                                    21703
Address of principal executive offices                            (Zip Code)

Registrant's Telephone Number, including area code (704) 386-2400

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), Computational Materials and Structural Term Sheets (each as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 9.01. Financial Statements and Exhibits

          (c)  Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.      Description
-----------------   -----------
       (99)         Collateral Term Sheets, Computational Materials and
                    Structural Term Sheets prepared by Banc of America
                    Securities LLC in connection with Banc of America Funding
                    Corporation, Mortgage Pass-Through Certificates, Series
                    2004-D

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA FUNDING CORPORATION

December 20, 2004


                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------
   (99)       Collateral Term Sheets, Computational Materials     E
              and Structural Term Sheets prepared by Banc of America Securities LLC in connection with Banc of America Funding Corporation, Mortgage Pass-
              Through Certificates, Series 2004-D